Exhibit 10.7

# Department of Health and Human Services
National Institutes of Health
NATIONAL HEART, LUNG, AND BLOOD INSTITUTE

**Notice of Award**
FAIN# R44HL140920
**Federal Award Date**
02/25/2022

## Recipient Information

**1. Recipient Name**
HESPEROS, INC.
12501 RESEARCH PKWY STE 100

ORLANDO, FL 32826

**2. Congressional District of Recipient**
07

**3. Payment System Identifier (ID)**
1472107365A1

**4. Employer Identification Number (EIN)**
472107365

**5. Data Universal Numbering System (DUNS)**
079563251

**6. Recipient's Unique Entity Identifier**
R1LSLA5YJMJ9

**7. Project Director or Principal Investigator**
MICHAEL L SHULER, PHD (Contact)
Sameul B. Eckert Professor Of Engineering
mshuler@hesperosinc.com
(407) 900-5915

**8. Authorized Official**
Nathan Post

## Federal Agency Information

**9. Awarding Agency Contact Information**
Shelia Ortiz
Grant Management Specialist
NATIONAL HEART, LUNG, AND BLOOD INSTITUTE
ortizs@nhlbi.nih.gov
(301) 827-8046

**10. Program Official Contact Information**
YANG Shi
Program Officer
NATIONAL HEART, LUNG, AND BLOOD INSTITUTE
scarlet.shi@nih.gov
301-435-0455

## Federal Award Information

**11. Award Number**
2R44HL140920-02

**12. Unique Federal Award Identification Number (FAIN)**
R44HL140920

**13. Statutory Authority**
42 USC 241 15 USC 638 42 CFR 52

**14. Federal Award Project Title**
HLS-Development of a cardiac ischemia model in an organ-on-a-chip platform

**15. Assistance Listing Number**
93.837

**16. Assistance Listing Program Title**
Cardiovascular Diseases Research

**17. Award Action Type**
Competing Continuation

**18. Is the Award R&D?**
Yes

### Summary Federal Award Financial Information

| | |
|---|---|
| **19. Budget Period Start Date** 03/01/2022 **– End Date** 02/28/2023 | |
| **20. Total Amount of Federal Funds Obligated by this Action** | $854,765 |
| 20 a. Direct Cost Amount | $521,835 |
| 20 b. Indirect Cost Amount | $292,228 |
| **21.** Authorized Carryover | $0 |
| **22.** Offset | $0 |
| **23.** Total Amount of Federal Funds Obligated this budget period | $854,765 |
| **24. Total Approved Cost Sharing or Matching, where applicable** | $0 |
| **25. Total Federal and Non-Federal Approved this Budget Period** | $854,765 |
| **26. Project Period Start Date** 09/01/2018 **– End Date** 02/29/2024 | |
| **27.** Total Amount of the Federal Award including Approved Cost Sharing or Matching this Project Period | $854,765 |

**28. Authorized Treatment of Program Income**
Additional Costs

**29. Grants Management Officer - Signature**
John Diggs

**30. Remarks**
Acceptance of this award, including the "Terms and Conditions," is acknowledged by the recipient when funds are drawn down or otherwise requested from the grant payment system.

**SECTION I – AWARD DATA – 2R44HL140920-02**

**Principal Investigator(s):**
James J Hickman, PHD
CHRISTOPHER MCALEER
MICHAEL L SHULER (contact), PHD

**Award e-mailed to:** NPost@hesperosinc.com

Dear Authorized Official:

The National Institutes of Health hereby awards a grant in the amount of $854,765 (see “Award Calculation” in Section I and “Terms and Conditions” in Section III) to HESPEROS, INC in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 15 USC 638 42 CFR 52 and is subject to the requirements of this statute and regulation and of other referenced, incorporated or attached terms and conditions.

Acceptance of this award, including the "Terms and Conditions," is acknowledged by the recipient when funds are drawn down or otherwise requested from the grant payment system.

Each publication, press release, or other document about research supported by an NIH award must include an acknowledgment of NIH award support and a disclaimer such as “Research reported in this publication was supported by the National Heart, Lung, And Blood Institute of the National Institutes of Health under Award Number R44HL140920. The content is solely the responsibility of the authors and does not necessarily represent the official views of the National Institutes of Health.” Prior to issuing a press release concerning the outcome of this research, please notify the NIH awarding IC in advance to allow for coordination.

Award recipients must promote objectivity in research by establishing standards that provide a reasonable expectation that the design, conduct and reporting of research funded under NIH awards will be free from bias resulting from an Investigator’s Financial Conflict of Interest (FCOI), in accordance with the 2011 revised regulation at 42 CFR Part 50 Subpart F. The Institution shall submit all FCOI reports to the NIH through the eRA Commons FCOI Module. The regulation does not apply to Phase I Small Business Innovative Research (SBIR) and Small Business Technology Transfer (STTR) awards. Consult the NIH website http://grants.nih.gov/grants/policy/coi/ for a link to the regulation and additional important information.

If you have any questions about this award, please direct questions to the Federal Agency contacts.

Sincerely yours,

John Diggs
Grants Management Officer
NATIONAL HEART, LUNG, AND BLOOD INSTITUTE

Additional information follows

**Cumulative Award Calculations for this Budget Period (U.S. Dollars)**

| | |
|---|---|
| **Salaries and Wages** | $240,850 |
| **Fringe Benefits** | $81,769 |
| **Personnel Costs (Subtotal)** | $322,619 |
| **Consultant Services** | $12,000 |
| **Materials & Supplies** | $135,973 |
| **Travel** | $4,218 |
| **Other** | $44,750 |
| **Publication Costs** | $2,275 |

| | |
|---|---|
| **Federal Direct Costs** | $521,835 |
| **Federal F&A Costs** | $292,228 |
| **Approved Budget** | $814,063 |
| **Fee** | $40,702 |
| **Total Amount of Federal Funds Authorized (Federal Share)** | $854,765 |
| **TOTAL FEDERAL AWARD AMOUNT** | $854,765 |
| | |
| **AMOUNT OF THIS ACTION (FEDERAL SHARE)** | $854,765 |

| **SUMMARY TOTALS FOR ALL YEARS** (for this Document Number) | | |
|---|---|---|
| **YR** | **THIS AWARD** | **CUMULATIVE TOTALS** |
| 2 | $854,765 | $854,765 |
| 3 | $854,765 | $854,765 |

Recommended future year total cost support, subject to the availability of funds and satisfactory progress of the project

**Fiscal Information:**

**Payment System Identifier:** 1472107365A1
**Document Number:** RHL140920B
**PMS Account Type:** P (Subaccount)
**Fiscal Year:** 2022

| IC | CAN | 2022 | 2023 |
|---|---|---|---|
| HL | 8470242 | $854,765 | $854,765 |

Recommended future year total cost support, subject to the availability of funds and satisfactory progress of the project

**NIH Administrative Data:**
**PCC**: HHHAIN / **OC**: 41022 / **Released**: Diggs, John 02/18/2022
**Award Processed:** 02/25/2022 12:08:02 AM

## SECTION II – PAYMENT/HOTLINE INFORMATION – 2R44HL140920-02

For payment and HHS Office of Inspector General Hotline information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

## SECTION III – STANDARD TERMS AND CONDITIONS – 2R44HL140920-02

This award is based on the application submitted to, and as approved by, NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a. The grant program legislation and program regulation cited in this Notice of Award.
b. Conditions on activities and expenditure of funds in other statutory requirements, such as those included in appropriations acts.

c. 45 CFR Part 75.
d. National Policy Requirements and all other requirements described in the NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.
e. Federal Award Performance Goals: As required by the periodic report in the RPPR or in the final progress report when applicable.
f. This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(See NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm for certain references cited above.)

**Research and Development (R&D):** All awards issued by the National Institutes of Health (NIH) meet the definition of "Research and Development" at 45 CFR Part§ 75.2**.** As such, auditees should identify NIH awards as part of the R&D cluster on the Schedule of Expenditures of Federal Awards (SEFA). The auditor should test NIH awards for compliance as instructed in Part V, Clusters of Programs. NIH recognizes that some awards may have another classification for purposes of indirect costs. The auditor is not required to report the disconnect (i.e., the award is classified as R&D for Federal Audit Requirement purposes but non-research for indirect cost rate purposes), unless the auditee is charging indirect costs at a rate other than the rate(s) specified in the award document(s).

This award is subject to the life cycle certification requirements set forth in Section 18.5.5.4 of the NIH Grants Policy Statement and NOT-OD-19-025. Effective January 1, 2019, Awardees are required to submit this certification within the I-RPPR and the F-RPPR under Section G.1: Special Notice of Award and Funding Opportunity Announcement Reporting Requirements and maintain it on file in accordance with the records and retention policy in Section 8.4.2 of the NIH Grants Policy Statement.

A certification is required at the following times:

- For SBIR/STTR Phase I Awardees: At the time of receiving final payment or disbursement from the Payment Management System.
- For SBIR/STTR Phase II Awardees: Prior to receiving more than 50% of the total award amount and prior to final payment or disbursement from the Payment Management System.

If the grantee cannot complete this certification or cannot ensure compliance with the certification process, it should notify the GMO immediately. If resolution cannot be reached, the GMO will void or terminate the grant, as appropriate.
The certification form is available in fillable format at: http://grants.nih.gov/grants/forms.htm#sbir.
An unobligated balance may be carried over into the next budget period without Grants Management Officer prior approval.

This grant is excluded from Streamlined Noncompeting Award Procedures (SNAP).

This award is subject to the requirements of 2 CFR Part 25 for institutions to receive a Dun & Bradstreet Universal Numbering System (DUNS) number and maintain an active registration in the System for Award Management (SAM). Should a consortium/subaward be issued under this award, a DUNS requirement must be included. See http://grants.nih.gov/grants/policy/awardconditions.htm for the full NIH award term implementing this requirement and other additional information.

This award has been assigned the Federal Award Identification Number (FAIN) R44HL140920. Recipients must document the assigned FAIN on each consortium/subaward issued under this award.

Based on the project period start date of this project, this award is likely subject to the Transparency Act subaward and executive compensation reporting requirement of 2 CFR Part 170. There are conditions that may exclude this award; see http://grants.nih.gov/grants/policy/awardconditions.htm for additional award applicability information.

In accordance with P.L. 110-161, compliance with the NIH Public Access Policy is now mandatory. For more information, see NOT-OD-08-033 and the Public Access website: http://publicaccess.nih.gov/.

In accordance with the regulatory requirements provided at 45 CFR 75.113 and Appendix XII to 45 CFR Part 75, recipients that have currently active Federal grants, cooperative agreements, and procurement contracts with cumulative total value greater than $10,000,000 must report and maintain information in the System for Award Management (SAM) about civil, criminal, and administrative proceedings in connection with the award or performance of a Federal award that reached final disposition within the most recent five-year period. The recipient must also make semiannual disclosures regarding such proceedings. Proceedings information will be made publicly available in the designated integrity and performance system (currently the Federal Awardee Performance and Integrity Information System (FAPIIS)). Full reporting requirements and procedures are found in Appendix XII to 45 CFR Part 75. This term does not apply to NIH fellowships.

**Treatment of Program Income:**
Additional Costs

## SECTION IV – HL SPECIFIC AWARD CONDITIONS – 2R44HL140920-02

Clinical Trial Indicator: No
This award does not support any NIH-defined Clinical Trials. See the NIH Grants Policy Statement Section 1.2 for NIH definition of Clinical Trial.

### NHLBI FUNDING GUIDELINES

NIH is currently operating under a Continuing Resolution (See NIH Guide Notice NOT-OD-22-009) and this award is being issued in accordance with the NHLBI FY 2022 Operating Guidelines which can be found at: https://www.nhlbi.nih.gov/research/funding/general/current-operating-guidelines

### MINIMUM PERFORMANCE REQUIREMENTS

In accordance with STTR guidelines, not less than 40% of the work may be performed by the small business concern and not less than 30% of the work may be performed by the research institution. The basis for determining these percentages is the total of direct plus facilities and administrative costs for each party.

### FIXED FEE

The fixed fee provided as part of this grant award is in addition to allowable direct and facilities and administrative costs. An equitable adjustment of the fee will be made in the event the grant is terminated. The fee should be drawn down from the DHHS Payment Management https://pms.psc.gov/

### PRIOR APPROVAL REQUEST

It is recommended that applicable prior approval requests be submitted via the eRA Commons Prior Approval Module (link: prior_approval (nih.gov)). Please refer to Part II Chapter 8 of the NIH Grants Policy Statement for the activities and/or expenditures that require NIH approval at http://grants.nih.gov/grants/policy/nihgps/nihgps.pdf

### COST PRINCIPLES

Allowable costs of activities conducted by for-profit organizations will be determined by applying the contract cost principles and procedures set forth in part 31 of the Federal Acquisition Regulations (FAR). However, independent research and development costs (including the facilities and administrative costs allocable to them) are unallowable.

### WELCOME LETTER WITH INFORMATION FOR RECIPIENTS

The intent of this memorandum is to highlight key requirements, provide referrals to important sources of information available from the NIH, and identify NIH and Department of Health and Human Services (HHS) offices having responsibility for certain administrative functions. http://grants.nih.gov/grants/funding/welcomewagon.htm

**SPREADSHEET SUMMARY**
**AWARD NUMBER:** 2R44HL140920-02

**INSTITUTION:** HESPEROS, INC

| Budget | Year 2 | Year 3 |
|---|---|---|
| Salaries and Wages | $240,850 | $240,850 |
| Fringe Benefits | $81,769 | $81,769 |
| Personnel Costs (Subtotal) | $322,619 | $322,619 |
| Consultant Services | $12,000 | $12,000 |
| Materials & Supplies | $135,973 | $135,973 |
| Travel | $4,218 | $4,218 |
| Other | $44,750 | $44,750 |
| Publication Costs | $2,275 | $2,275 |
| FEE | $40,702 | $40,702 |
| TOTAL FEDERAL DC | $521,835 | $521,835 |
| TOTAL FEDERAL F&A | $292,228 | $292,228 |
| TOTAL COST | $854,765 | $854,765 |

| Facilities and Administrative Costs | Year 2 | Year 3 |
|---|---|---|
| F&A Cost Rate 1 | 56% | 56% |
| F&A Cost Base 1 | $521,835 | $521,835 |
| F&A Costs 1 | $292,228 | $292,228 |